                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             ---------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)       March 16, 1998
                                                           --------------

      The Money Store Residential Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-II

                             TMS Mortgage Inc.
                      The Money Store Home Equity Corp.
                      The Money Store/ Minnesota Inc.
                      The Money Store/ Kentucky Inc.
                      The Money Store/ D.C. Inc.
                      --------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                333-20817-16                Applied For
      ----------                ------------                -----------

      State or other             (Commission               (IRS Employer
      jurisdiction of            File Number)              ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey 07083
      -------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                      --------------

                                    n/a
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------

          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.


      Item 7          Financial Statements and Exhibits
                      ---------------------------------

          The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                         ------------------
                                                            Harry Puglisi
                                                              Treasurer




Dated:  03/31/98

                                  Schedule A

                              List of Originators
                              -------------------
                           Residential Trust 1997-II
                           -------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

         IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE INC.
 REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-II
                  FOR THE MARCH 11, 1998 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                   $2,958,527.92


    LESS: SERVICE FEE                                                               25,295.77
               CONTINGENCY FEE                                                      25,295.77
               OTHER SERVICER FEES (Late Charges / Escrow)                          16,965.43
               UNREIMBURSED MONTHLY ADVANCES                                             0.00
                                                                                -------------
                                                                                    67,556.97
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                           86,868.20
               PRE-FUNDING ACCOUNT TRANSFER                                              0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                     0.00
                                                                                -------------
                                                                                    86,868.20
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00

                                                                                -------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                            2,977,839.15
                                                                                =============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    47,429,401.66

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    17,885,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    12,315,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    16,693,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    13,837,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    13,837,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                     9,789,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                                   2,187,896.98
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS A-4                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B                                                                             0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                           2,187,896.98


4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                   0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                   0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                   0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                 0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                     0.00
        CLASS M REALIZED LOSS AMOUNT                                                                     0.00
        CLASS B REALIZED LOSS AMOUNT                                                                     0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                   0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                       7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                         814,297.53
    # OF LOANS                                                                                             87

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                 427,470.34

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                 300,948.77

9.  AMOUNT OF INTEREST RECEIVED                                                                  1,397,665.57

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                 86,868.20

     (B)  AMOUNT OF COMPENSATING INTEREST                                                              288.95

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                       0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           262,837.93
     (B) PRINCIPAL DISTRIBUTION AMOUNT                        2,187,896.98
     (C) CARRY FORWARD AMOUNT                                         0.00
     (D) MONTHLY ADVANCE                                              0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                           2,450,734.91

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                            99,559.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
     (C) CARRY FORWARD AMOUNT                                         0.00
     (D) MONTHLY ADVANCE                                              0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                              99,559.83

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                            70,246.81
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
     (C) CARRY FORWARD AMOUNT                                         0.00
     (D) MONTHLY ADVANCE                                              0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                                              70,246.81


      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      102,731.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                       102,731.50

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      535,376.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT   2,187,896.98
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A REMITTANCE AMOUNT                       2,723,273.06

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       87,807.30
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                        87,807.30

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       90,055.81
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                        90,055.81

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      177,863.10
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M REMITTANCE AMOUNT                         177,863.10

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       70,113.71
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS B REMITTANCE AMOUNT                          70,113.71

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      783,352.90
         (B) PRINCIPAL DISTRIBUTION AMOUNT   2,187,896.98
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL REMITTANCE AMOUNT                               2,971,249.88

14.      (A) REIMBURSABLE AMOUNT (I-22)                                0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                              0.00

15.      (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                               45,241,504.68



      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                    17,885,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                    12,315,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                    16,693,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                    13,837,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                    13,837,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                     9,789,000.00

      (G) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                                   129,597,504.68

16. TRIGGER EVENT CALCULATION                                                                                 TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i)  EXCEEDS 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO                                                    0.68%
         (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                         29.13%      2.35%         NO

    (2)  BOTH (A) AND (B) OCCUR

         (A) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 9%           OR                                                     0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $28,500,000                          0.00       NO

         (B) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 15%           OR                                                    0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $9,500,000                            0.00       NO            NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

         (i)  PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                           121,996,401.66
         (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD   133,095,535.03       91.66%        YES

              IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                  YES



17. CUMULATIVE REALIZED LOSSES                                                  0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                    0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                           25,295.77

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                         25,295.77

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE                               6,589.27
        ACCOUNT - TRUSTEE

    (D) FHA PREMIUM ACCOUNT                                                 1,201.06

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                 0.00
           (B) SECTION 5.04 (c)                                                 0.00
           (C) SECTION 5.04 (d)(ii)                                             0.00
           (D) SECTION 5.04 (e)                                                 0.00
           (E) SECTION 5.04 (f)(i)                                         50,591.54

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                 45,241,504.68     0.89332408
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                50,644,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                 17,885,000.00     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                17,885,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                 12,315,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                12,315,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                 16,693,000.00     1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                16,693,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                 13,837,000.00     1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                13,837,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                 13,837,000.00     1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                13,837,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                  9,789,000.00     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                 9,789,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                     129,597,504.68     0.95998152
    ORIGINAL POOL  PRINCIPAL BALANCE                   135,000,000.00



22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                            13.849%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                              15.399%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
        CLASS A-4, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                              6.361%

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                        11/30/97      01/31/98        02/28/98
                                                                             13.700%       13.841%         13.849%

23. (A) SENIOR PERCENTAGE                                                                  100.00%

    (B) CLASS B PERCENTAGE                                                                   0.00%

24. (A) SPREAD AMOUNT                                                                3,498,030.35

    (B) SPECIFIED SUBORDINATED AMOUNT                                                7,425,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                 0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                  0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                                  0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                                  0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                       645,180.34

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                               1,201.06
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                    405.93

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE MONTH                                                                0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                           13,500,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                       0.00

31. CLAIMS PAID DURING THE PERIOD                                                            0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                   0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                      0.00

34. OTHER INFORMATION                                                                         N/A


                                            EXHIBIT O
                         REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998

RESIDENTIAL    OUTSTANDING      #
TRUST          DOLLARS          ACCOUNTS    RANGES                   AMOUNT             NO         PCT
1997-II         $131,552,818.39       7,138  1 TO 29 DAYS             11,487,629.49        717       8.73%
                                            30 TO 59 DAYS              1,068,781.70         77       0.81%
                                            60 TO 89 DAYS                346,765.50         36       0.26%
                                            90 AND OVER                  554,258.58         33       0.42%

                                            FORECLOSURE                        0.00          0       0.00%
                                            REO PROPERTY                       0.00          0       0.00%



                                            TOTALS                   $13,457,435.27        863      10.23%
                                                                     ====================================


RESIDENTIAL TRUST 1997-II

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE                 CLASS A-1         CLASS A-2           CLASS A-3           CLASS A-4
-----------------------------------------------------------------------------------------------
(ii)                        936.53            1,000.00            1,000.00            1,000.00

(vi)                         16.08                0.00                0.00                0.00

(vii)                         8.44                0.00                0.00                0.00

(viii)                        5.94                0.00                0.00                0.00


(xiii)     (a)                5.19                5.57                5.70                6.15
           (b)               43.20                0.00                0.00                0.00
           (c)                0.00                0.00                0.00                0.00
           (d)                0.00                0.00                0.00                0.00


(xv)                        893.32            1,000.00            1,000.00            1,000.00


(xxxv)                        0.00                0.00                0.00                0.00




SUBCLAUSE                CLASS M-1           CLASS M-2            CLASS B
---------------------------------------------------------------------------
(ii)                      1,000.00            1,000.00            1,000.00

(vi)                          0.00                0.00                0.00

(vii)                         0.00                0.00                0.00

(viii)                        0.00                0.00                0.00


(xiii)     (a)                6.35                6.51                7.16
           (b)                0.00                0.00                0.00
           (c)                0.00                0.00                0.00
           (d)                0.00                0.00                0.00


(xv)                      1,000.00            1,000.00            1,000.00


(xxxv)                        0.00                0.00                0.00
